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                          ADVANCED RADIO TELECOM CORP.
                              SUBSCRIPTION BOOKLET

- --------------------------------------------------------------------------------



SUBSCRIBER: ________________

                                     NOTICES

INVESTORS SHOULD NOT CONSTRUE THE CONTENTS HEREOF (THE "OFFERING MATERIALS") OR ANY COMMUNICATION FROM ADVANCED RADIO TELECOM CORP. (THE "COMPANY") AS LEGAL, TAX OR ACCOUNTING ADVICE. EACH INVESTOR SHOULD SEEK HIS OWN LEGAL, TAX AND ACCOUNTING ADVICE. IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS SUBSCRIPTION BOOKLET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK DOES NOT PASS UPON OR ENDORSE THE MERITS OF ANY PRIVATE OFFERING. NO OFFERING DOCUMENT HAS BEEN FILED WITH OR OTHERWISE APPROVED BY THE BUREAU OF INVESTOR PROTECTION AND SECURITIES OF THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE OFFERING MATERIALS DO NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. IN ADDITION, THE OFFERING MATERIALS CONSTITUTE AN OFFER ONLY TO THE INVESTOR NAMED ON THE COVER PAGE OF THIS SUBSCRIPTION BOOKLET. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE OFFERING MATERIALS, IN WHOLE OR IN PART, OR THE DISCLOSURE OF ANY OF THEIR CONTENTS, IS PROHIBITED.

NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM MAY BE EMPLOYED IN THE OFFERING OTHER THAN THE OFFERING MATERIALS AND THE INFORMATION AUTHORIZED IN WRITING BY THE COMPANY. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE OFFERING MATERIALS OR AUTHORIZED IN WRITING BY THE COMPANY IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN OR THEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. HOWEVER,

NOTHING HEREIN CONTAINED SHALL LIMIT THE OPPORTUNITY OF ANY INVESTOR OR HIS REPRESENTATIVES TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OR TO OBTAIN ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF ANY OF THE INFORMATION CONTAINED IN THE OFFERING MATERIALS OR IN ANY DOCUMENT REFERRED TO HEREIN.

     The following legends apply to an investment in the Notes and Warrants:


FOR FLORIDA RESIDENTS:

     PURSUANT TO SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE OR MORE PERSONS, FLORIDA INVESTORS HAVE A THREE-DAY RIGHT OF WITHDRAWAL OF ACCEPTANCE. IF YOU HAVE EXECUTED THE SUBSCRIPTION AGREEMENT, YOU MAY ELECT, WITHIN THREE BUSINESS DAYS AFTER SIGNING THE AGREEMENT, TO WITHDRAW FROM YOUR AGREEMENT AND RECEIVE A FULL REFUND OF ANY MONEY PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO ADVANCED RADIO TELECOM CORP., C/O HAHN & HESSEN LLP, 350 FIFTH AVENUE, NEW YORK, NEW YORK 10188, ATTENTION: JAMES KARDON, INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT IS MAILED. SHOULD YOU MAKE THIS REQUEST ORALLY, YOU MUST ALSO ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED. THE FLORIDA DEPARTMENT OF BANKING AND FINANCE HAS NOT REVIEWED THE OFFERING OR THE DISCLOSURE DOCUMENTS AND THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. UNLESS THE SECURITIES ARE REGISTERED, THEY MAY NOT BE SOLD OR TRANSFERRED IN FLORIDA EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SAID ACT.

FOR NEW YORK RESIDENTS:

     THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NORTH CAROLINA RESIDENTS:

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR PENNSYLVANIA RESIDENTS:

     PURSUANT TO SECTION 207(m)(2) OF PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED, PENNSYLVANIA INVESTORS HAVE A TWO-DAY RIGHT OF WITHDRAWAL OF ACCEPTANCE. IF YOU HAVE EXECUTED THE SUBSCRIPTION AGREEMENT, YOU MAY ELECT, WITHIN TWO BUSINESS DAYS AFTER SIGNING THE AGREEMENT, TO WITHDRAW FROM YOUR AGREEMENT AND RECEIVE A FULL REFUND OF ANY MONEY PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO ADVANCED RADIO TELECOM CORP., C/O HAHN & HESSEN LLP, 350 FIFTH AVENUE, NEW YORK, NEW YORK 10188, ATTENTION: JAMES KARDON, INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT IS MAILED. SHOULD YOU MAKE THIS REQUEST ORALLY, YOU MUST ALSO ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED. THE PENNSYLVANIA SECURITIES COMMISSION HAS NOT REVIEWED THE SUBSCRIPTION AGREEMENT AND THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF THE PURCHASE EXCEPT IN ACCORDANCE WITH SECTION 203(d) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED AND SECTIONS 203.041 AND 204.011 OF PENNSYLVANIA CODE, AS AMENDED.

                          ADVANCED RADIO TELECOM CORP.

                             SUBSCRIPTION AGREEMENT


Advanced Radio Telecom Corp.
500 108th Ave., N.E., Suite 1910
Bellevue, WA 98004
Attention: Steven D. Comrie, President

Gentlemen:

This will evidence the agreement of the undersigned to subscribe for and purchase from Advanced Radio Telecom Corp., a Delaware corporation (the "Company") unit(s) (the "Unit(s)") at a purchase price of $100,000.00 per Unit, each Unit consisting of (i) a note (the "Note") in the original principal amount of $100,000.00, in the form annexed hereto as EXHIBIT A and (ii) a Common Stock Purchase Warrant (the "Warrant") to purchase 22,000 shares (the "Shares") of the Company's Common Stock, par value $.001 per share, (the "Common Stock"), in the form annexed hereto as EXHIBIT B. The Units, Notes, Warrants and any shares of Common Stock issued or issuable upon exercise of the Warrant are collectively referred to as the "Securities".

     1. SUBSCRIPTION. The undersigned hereby agrees to purchase and herewith delivers the full purchase price for the Unit(s) subscribed for as set forth on the signature page hereof to the Company, and the Company hereby acknowledges receipt thereof.

     2.   RELATED AGREEMENTS AND AMERITECH AGREEMENT.

          (a) If the undersigned is not already a party thereto, the undersigned hereby agrees to enter into and hereby executes and delivers (i) the Restated and Amended Registration Rights Agreement, dated February 2, 1996, by and among the Company, Advanced Radio Technologies Corporation ("ART") and the parties thereto (the "Registration Rights Agreement"); and (ii) the Amended and Restated Stockholders' Agreement, dated February 2, 1996, among the Company, ART and the stockholders of each of the Company and ART named therein (collectively, the "Related Agreements") in each case as a New Unaffiliated Stockholder, as defined therein, with all the obligations and benefits of a New Unaffiliated Stockholder under the Related Agreements.

          (b) The undersigned acknowledges receipt of a copy of the Securities Purchase Agreement, dated February 2, 1996, by and among the Company, ART and Ameritech Development Corporation, including all Exhibits and Schedules thereto (the "Ameritech Agreement").

     3.   REPRESENTATIONS.    A)  The Company represents and warrants that the
representations and warranties made in the Ameritech Agreement were true and correct in all material respects as of the date thereof.

                              B)  The undersigned represents and warrants to and
agrees with the Company and its officers, directors, stockholders, agents, employees, representatives and counsel (collectively, the "Representatives") as follows:

          (a) The Securities are being purchased by the undersigned for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The undersigned agrees not to assign or in any way transfer the undersigned's rights to the Securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer. No other person has or will have a direct or indirect beneficial interest in the Securities. The undersigned agrees not to sell, hypothecate or otherwise transfer the undersigned's Securities unless the Securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

          (b) All of the information that the undersigned has heretofore furnished to the Company and the Representatives or which is set forth herein with respect to the undersigned's financial position and business experience, is correct, complete and not misleading as of the date hereof and the undersigned will advise the Company immediately in writing of any change in any response hereto. The undersigned understands that this investment is suitable for and is available only to "Accredited Investors", as that term is defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Act"), and that the undersigned satisfies at least one of the categories enumerated below as an Accredited Investor.

               Accordingly, the undersigned acknowledges that the information set forth herein is not intended to be exhaustive and is provided only as a guide to assist each potential investor in making an independent investigation of the Company and the Securities being offered.

          (c) The undersigned meets the requirements of one of the subparagraphs listed below (please insert your initials in the appropriate place beneath the description applicable to you):

               i) A natural person who had individual income of more than U.S. $200,000 in each of the most recent two years or joint income with that person's spouse in excess of U.S. $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, individual income means adjusted gross income, as reported for federal income tax purposes less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not a spouse's share) of: (w) the amount of any tax exempt interest income received, (x) amounts contributed to an IRA or Keogh retirement plan, (y) alimony paid, and (z) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash gain or loss, respectively, reported for federal income tax purposes;


                                             ----------
                                              initial

               ii) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of U.S. $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, provided, however, for the purpose of determining a person's net worth, the principal residence owned by an individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provision, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, or personal property broker or a company whose principal business is a lender upon loans secured by real property and which has such loans receivable in the amount of U.S. $200,000,000 or more;


                                             ----------
                                              initial

               iii) A natural person whose total purchase is U.S. $250,000 or more and the purchase price does not exceed 20% of the undersigned's net worth at the time of sale, or joint net worth with the undersigned's spouse;


                                             ----------
                                              initial

               iv) A trust, with total assets in excess of U.S. $5,000,000, which is not formed for the purpose of acquiring the Units offered hereby and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;


                                             ----------
                                              initial

               v) A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company of 1940; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $500,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000, or if the employee benefit plan is a self-directed plan and the investment decision is made solely by persons who are accredited investors;


                                             ----------
                                              initial

               vi) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act in 1940;


                                             ----------
                                              initial

               vii) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S. $5,000,000; or


                                             ----------
                                              initial

               viii) An entity in which all of the equity owners are accredited investors.


                                             ----------
                                              initial


          (d) The undersigned has the right, power and capacity to enter into this Agreement and to carry out the transactions contemplated hereunder. If the undersigned is an entity, this Agreement has been duly authorized and executed and delivered by or on behalf of the undersigned and constitutes the valid and binding obligation of the undersigned enforceable in accordance with its terms.

          (e) The undersigned, either individually or together with the representative on which the undersigned has relied, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities.

          (f) The undersigned has carefully read and is familiar with this Agreement, the Related Agreements and the Ameritech Agreement, has evaluated the merits and risks of the undersigned's investment in the Securities, and has determined that the Securities are a suitable investment. The undersigned understands that this Agreement does not contain all of the information that would normally be contained in a prospectus used in a public offering or in an offering memorandum used in a private offering made to non-accredited investors. Therefore, the undersigned has availed himself of the opportunity to ask questions of the Company concerning the terms and conditions of this offering and obtained such additional information as the undersigned may deem necessary. The Company has answered all inquiries concerning the terms and conditions of this offering and has afforded the undersigned the opportunity to obtain any additional information (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of the information. The undersigned acknowledges that all documents, instruments, records and books pertaining to the Company and this investment have been made available and that the same will be available upon reasonable notice for inspection during reasonable business hours at the offices of the Company.

          (g) In evaluating the suitability of an investment in Securities, the undersigned has not relied upon any representation or other information (whether oral or written) from the Company, the Representatives, any selling agent or other third party; any advertisement, notice or other communication contained in any newspaper, magazine or similar publication or broadcast on television or radio; or any seminar or meeting relating to this investment. The undersigned has undertaken an independent investigation and has relied, to the extent the undersigned believed advisable, on the undersigned's professional legal, tax and financial advisers.

          (h) The undersigned has had an opportunity to discuss the Company, business, management and financial affairs with the Company's management and has received (or had made available to it) any financial and business documents requested by it.

          (i) The undersigned understands that the Securities are a highly speculative investment which involve a high risk of loss. The undersigned can afford to hold the unregistered Securities being offered for an indefinite period of time and to sustain a complete loss of the amount for which the undersigned hereby offers to subscribe and has adequate means for providing for the undersigned's current needs and possible contingencies and has no need for liquidity of the undersigned's investment in Securities. The undersigned's commitment to all similar illiquid investments is reasonable in relationship to its net worth. The undersigned understands all of the risk factors relating to the purchase of the Securities.

          (j) The undersigned acknowledges that the Securities have not been filed, registered with, approved or disapproved by the United States Securities and Exchange Commission ("SEC") nor by the securities regulatory authority of any state and no such filing or registration will take place. Neither the SEC nor any state authority has passed upon or endorsed the merits of the offering of the Securities, nor is it intended that any of the above will do so. Any representation contrary to the foregoing may be a criminal offense.

          (k) Except as set forth in the Registration Rights Agreement, the undersigned understands that the Company is under no obligation to register the Securities on behalf of the undersigned or to assist the undersigned in complying with any exemption from registration. There is no public market for the Securities and no such public market is expected to develop. There can be no assurance that the undersigned will be able to sell or dispose of the Securities.

          (l) All contacts and contracts between the undersigned and the Company regarding the offer and sale of the Securities have been made within the state of the undersigned's residence, and the undersigned has no permanent residence other than the residence address indicated on the signature page of this Agreement and has no present intention of becoming a permanent resident elsewhere.

          (m) The undersigned certifies that the undersigned is not subject to backup withholding.

          (n) The undersigned understands and acknowledges that investment in the Units involves significant risks, including those set forth in the RISK FACTORS attached hereto as EXHIBIT C.

          (o)  Omitted.

          (p) The undersigned does hereby indemnify and hold harmless the Company and the Representatives against and from any and all loss, liability, claim, damage and expense (including, without limitation, attorneys' fees and disbursements) incurred as a result of a misrepresentation, or breach of an agreement or warranty, made by the undersigned to the Company or the Representatives. The undersigned acknowledges that this obligation will survive the purchase of the Securities hereunder.

     4.   ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

          (a) This subscription shall not be binding on the Company unless (i) the undersigned satisfies the conditions of Section 2(a) above and (ii) it is accepted on behalf of the Company, such acceptance to be indicated by the execution of this Agreement on behalf of the Company at the place provided at the foot hereof.

          (b) The undersigned acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason whatsoever.

     5. LIMITATIONS ON TRANSFER. The undersigned recognizes (a) that the Securities have not been registered under applicable federal and state securities laws (the "Securities Laws") and, accordingly, the undersigned must bear the economic risk of an investment in the Securities for an indefinite period of time; (b) that neither this Subscription Agreement nor the Securities may be assigned, pledged, encumbered or otherwise transferred by him without registration under such Securities Laws, unless exempt therefrom, and unless, in the opinion of his counsel satisfactory to the Company, such transfer would be in compliance with the Securities Laws; (c) that the undersigned is not and will not be entitled to make any transfers of the Securities pursuant to the exemption afforded by Regulation D under the Securities Act unless the undersigned has received the written approval of the Company and that any certificate or other document evidencing the Securities will bear a legend stating that the Securities have not been registered under the Securities Laws and referring to the foregoing restrictions on their transferability and sale; and (d) that the transfer of the Warrants is limited under the Related Agreements.

     6. DEFAULT ON NOTES. In the event of a default on the Note, the Company shall grant to the holder of each $100,000 principal amount thereof a five year warrant, having the same terms and in substantially the same form as the Warrants issued on the date hereof, exercisable to purchase 11,000 shares of Common Stock.

     7. NOTICES. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given only if (a) deposited, postage prepaid, in the United States mail, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally or by telefax at such address or (c) transmitted by nationally recognized overnight delivery service.

     8. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any of the same is sought. This Agreement shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, its successors and assigns. The subscription made hereby is irrevocable and may not be transferred or assigned by the undersigned. In the event that any provision of this Agreement is deemed invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict herewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereto which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision thereof. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties.

     9. GOVERNING LAW. Notwithstanding the place where this Agreement may be executed by any of the parties, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to conflicts of law.

     10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement and, if required pursuant to Section 2(a) above, each of the Related Agreements.



____________________________________    ____________________________________
Print Name of Purchaser                 Date

X___________________________________    Number of Units subscribed
     Signature                          for at $100,000 per Unit: ______

____________________________________    Aggregate Purchase
Print Name and Title (if applicable)         Price: $_______

____________________________________    ____________________________________
Address of Legal Residence              City, State, Zip Code

____________________________________    ____________________________________
Mailing Address (if different)          City, State, Zip Code

____________________________________    ____________________________________
Telephone (include area code)           Telefax (include area code)

____________________________________     ___________________________________
Additional Contact Information
  (if applicable)



Subscription accepted as of
March 8, 1996:

ADVANCED RADIO TELECOM CORP.


By:_________________________
Name:
Title:

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE. THIS NOTE MAY BE SUBJECT TO ORIGINAL ISSUE DISCOUNT.

                                 PROMISSORY NOTE

Due:  March 8, 1998

$_________________                                                 March 8, 1996

     FOR VALUE RECEIVED, ADVANCED RADIO TELECOM CORP., a Delaware corporation (the "Maker") having an office at 500 108th Avenue, N.E., Bellevue, Washington 98004 hereby promises to pay in cash on March 8, 1998 to the order of _________________ (the "Payee") the principal sum of ________________________
($___________) DOLLARS together with interest in cash at the rate of ten (10%) percent per annum, based on the actual number of days elapsed over a 360-day year, as provided herein, with interest payable semi-annually in arrears, on March 8 and September 8 of each year. Notwithstanding the foregoing, the outstanding principal sum together with interest thereon shall be due and payable upon the consummation of an initial public offering or private placement of the Maker's securities that results in gross proceeds to the Maker of at least $25,000,000.

     This Note is one of the Notes (the "Notes") of like tenor issued on the date hereof in the aggregate principal amount of $5,000,000.

     In consideration for the indebtedness evidenced by this Note, Maker shall issue warrants exercisable to purchase certain shares of Common Stock of Maker (the "Warrants") as more particularly described in that certain Common Stock Purchase Warrant executed by Maker in favor of Payee on the date hereof.

     The following shall be deemed events of default hereunder:

          1. If any payment shall not be made within ten (10) days when the same shall become due and payable;

          2. If the Maker shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of a substantial part of its assets or property; (ii) make a general assignment for the benefit of creditors;
     (iii) be adjudicated a bankrupt; (iv) file a voluntary petition in bankruptcy or petition or an answer seeking reorganization, or make a plan with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute now or hereafter in effect or an answer admitting the material allegations of any petition filed against it in any proceeding under any such law or statute; or (v) admit in writing the Maker's inability to pay the Maker's debts as they become due;

          3. If any proceeding against the Maker seeking reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable Federal or state statute, law or regulation shall remain undismissed or continue unstayed and in effect for any period of sixty (60) days; or

          4. If a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver for a substantial part of the assets or properties of the Maker and such order, judgment or decree shall continue unvacated or unstayed and in effect for a period of sixty (60) days.

     Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against Maker and shall not be required to have recourse to any security given for payment of this Note.

     In the event of a default on the Notes, Maker shall grant to the holder of each $100,000 principal amount of Notes, an additional Warrant, having the same term and in substantially the same form as the Warrants, exercisable to purchase 11,000 shares of Common Stock of Maker.

     This Note shall be unsecured and shall rank senior to all other indebtedness of Maker incurred after the date hereof or currently existing and not by its terms senior to other indebtedness, except that this Note shall rank junior to any existing secured indebtedness of the Company to the extent of the collateral securing such indebtedness and PARI PASSU with indebtedness owed to EMI Communications Corporation pursuant to a note dated November 13, 1995, in the initial principal amount of $1,500,000; provided that, with the written consent of holders of at least 70% of the outstanding principal amount of Notes outstanding, Maker may incur additional indebtedness either senior or PARI PASSU with this Note.

     At the option of the Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.

     Except as otherwise expressly provided herein, Maker, sureties, guarantors and endorsers of this Note hereby severally waive presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest, and any and all other requirements necessary to hold them liable as Maker.

     The liability of Maker hereunder shall be unconditional. No act, failure or delay by the holder hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of its rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

     Each Maker, surety, guarantor and endorser further agrees, jointly and severally, to pay all costs of collection, including a reasonable attorney's fee and all costs of levy or appellate proceedings or review, or both, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

     Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to the Maker, addressed to it at its address set forth above; and
(b) if to Payee, addressed to it or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

     This Note may not be changed or terminated orally.

     This Note shall be binding upon Maker, its legal representatives, successors or assigns and shall inure to the benefit of Payee and its successors, endorsers, assigns or holder(s) in due course.

     This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. By signing below, the Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at the Maker's last known address. No provision of this Note may be changed unless in writing signed by the Payee.

     IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized representative as of the date and year first above written.

                         ADVANCED RADIO TELECOM CORP.


                         By:_________________________
                         Name:
                         Title:

     The undersigned hereby guarantees payment of this Note.

                         ADVANCED RADIO TECHNOLOGIES
                          CORPORATION


                         By:_________________________
                         Name:
                         Title:

                                    EXHIBIT B

Void after March __, 2001


     THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THIS WARRANT AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT AND IN THE SUBSCRIPTION AGREEMENT, DATED AS OF THE DATE HEREOF (AS AMENDED AND MODIFIED FROM TIME TO TIME), AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN (I) SECTION 12 OF THE REGISTRATION RIGHTS AGREEMENT DATED FEBRUARY 2, 1996, (THE "REGISTRATION RIGHTS AGREEMENT") AMONG ADVANCED RADIO TELECOM CORP., ADVANCED RADIO TECHNOLOGIES CORPORATION AND CERTAIN OTHER SIGNATORIES THERETO AND
     (II) THE RESTATED AND AMENDED STOCKHOLDERS AGREEMENT DATED FEBRUARY 2, 1996, (THE "STOCKHOLDERS AGREEMENT") AMONG ADVANCED RADIO TELECOM CORP., ADVANCED RADIO TECHNOLOGIES CORPORATION AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, ADVANCED RADIO TELECOM CORP., AND ADVANCED RADIO TECHNOLOGIES CORPORATION HAVE AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ADVANCED RADIO TECHNOLOGIES CORPORATION.

                          ADVANCED RADIO TELECOM CORP.

                          COMMON STOCK PURCHASE WARRANT


      ADVANCED RADIO TELECOM CORP. (the "Company"), having its principal office at 500 108th Ave., N.E., Bellevue, WA 98004 hereby certifies that, for value received, ____________________, or assigns, is entitled, subject to the terms set forth below, to purchase from the

Company at any time on or from time to time after March 8, 1996 and before 5:00 P.M., New York City time, on March __, 2001 (the "Expiration Date") _______ fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of $6.25. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") originally issued as of the Original Issue Date (as defined below) and evidencing the right to purchase an aggregate of 1,100,000 shares of Common Stock of the Company, subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" means the Common Stock, $.001 par value, of the Company and its successors.

               (c) The "Original Issue Date" is March __, 1996, the date as of which the Warrants were first issued.

               (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

               (e) The term "Purchase Price" shall be the then applicable exercise price for one share of Common Stock.

               (f) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

               (g) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

     1. REGISTRATION, ETC. The Company shall have the same obligations to the holder of the Warrant as it has to the Investor Telecom Stockholders of the Company as set forth in that certain Registration Rights Agreement by and among the Company, the stockholders of the Company named therein, Advanced Radio Technologies Corporation ("ART") and the stockholders of ART named therein.

     2. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall be in compliance with the provisions of the Stockholders Agreement, and provided further that nothing contained in this
Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof.

     3.   EXERCISE OF WARRANT; PARTIAL EXERCISE; CASHLESS EXERCISE.

          3.1. EXERCISE IN FULL. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto as SCHEDULE I duly executed by such holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

          3.2. PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

          3.3. EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 as payment of the aggregate Purchase Price. The number of Warrants to be surrendered in payment of the aggregate Exercise Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price, and then dividing the product thereof by an amount equal to the Market Price (as defined below). Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the ten (10) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company ("Notice Date").

          3.4. DEFINITION OF MARKET PRICE. As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by Nasdaq or, if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          3.5. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, PROVIDED that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

     4. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 5 or otherwise.

     5. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

               (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 6 and 7 hereof.

     6.   REORGANIZATION, CONSOLIDATION, MERGER, ETC.

          In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

     7.   OTHER ADJUSTMENTS.

          7.1. GENERAL. In any case to which Sections 5 and 6 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date without consideration or for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price in effect hereunder at the time of such issuance or sale, plus (b) the consideration, if any, received by the Company upon such issuance or sale, by (2) the total number of shares of Common Stock outstanding immediately after issuance or sale of such additional shares, and the number of shares of Common Stock which may be purchased upon exercise of this Warrant shall be increased so that the aggregate amount to be paid upon full exercise of this Warrant, after giving effect to each reduction in the Purchase Price, shall not be reduced.

          7.2. CONVERTIBLE SECURITIES. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the date hereof, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

               If the price per share so determined shall be less than the applicable Purchase Price, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

          7.3. RIGHTS AND OPTIONS. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

               If the price per share so determined shall be less than the applicable Purchase Price, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall be their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

     8. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

     9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

     10.  NOTICES OF RECORD DATE, ETC.  In the event of

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying
     (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

     11. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

     12. LISTING ON SECURITIES EXCHANGES; REGISTRATION. If the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

     13. EXCHANGE OF WARRANTS. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     14. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     15. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, and replacing Warrants pursuant to Section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     16. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

               (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment attached hereto as SCHEDULE II) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b)  subject to the foregoing, any person in possession of this

     Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     18. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

     19. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     20. ASSIGNABILITY. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant is fully assignable at any time upon surrender of this Warrant with a properly executed Assignment (in the form of SCHEDULE II hereto) at the principal office of the Company.


Dated:  March __, 1996
                                             ADVANCED RADIO TELECOM CORP.


                                             By
                                               ---------------------------------
[Corporate Seal]

Attest:



- -----------------------------
          Secretary

                                   SCHEDULE I
                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)

To:  ADVANCED RADIO TELECOM CORP.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to
purchase thereunder,     *     shares of Common Stock of ADVANCED RADIO TELECOM
CORP., and herewith makes payment of
$          therefor, and requests that the certificates for such shares be
issued in the name of, and delivered to,                  , whose address is


Dated:


                              -----------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              ------------------------------------
                                        (Address)



- ------------------------
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   SCHEDULE II

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)



     For value received, the undersigned hereby sells, assigns and transfers
unto                                                        the right
represented by the within Warrant to purchase               shares of Common
Stock of [_____________] to which the within Warrant relates, and appoints
                      Attorney to transfer such right on the books of [_________________] with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of [___________] Common Stock Purchase Warrants issued by [______________] as of [_______________], 19__

Dated:


                              -----------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              ------------------------------------
                                        (Address)



- ------------------------
Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange

                                    EXHIBIT C


                                  RISK FACTORS


     AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED WHEN EVALUATING AN INVESTMENT IN THE SECURITIES.

LIMITED OPERATING HISTORY; HISTORY OF LOSSES; ANTICIPATED FUTURE OPERATING
LOSSES

     Since its inception in 1993, the Company has received only minimal revenues and has experienced a history of net losses. Although the Company has initiated efforts to develop a network using 38 GHz technology and market its 38 GHz services to potential customers, the Company currently provides its services only on a limited basis in five cities. The Company's primary activities to date have focused on the acquisition of wireless licenses, the hiring of management and other key personnel and the acquisition of the equipment necessary to provide 38 GHz services. The Company has made significant expenditures related to the development of its wireless telecommunications services and expects to incur significant additional expenses and operating losses as the development and expansion of its telecommunications business continues. The Company's limited operating history makes the prediction of future operating results difficult or impossible, and there can be no assurance that the Company will establish a significant customer base or achieve or sustain profitable operations.

ABILITY TO SERVICE INDEBTEDNESS

     Although the proceeds from sale of the Notes, expected to be approximately $5,000,000 prior to expenses, are expected to enhance liquidity and improve the Company's financial flexibility in the near term, the Company's total indebtedness and total interest expense will be significantly increased as a result of the issuance of the Notes.

     The level of the Company's indebtedness could have important consequences to holders of the Notes, including the following: (i) the debt service requirements of any additional indebtedness could make it more difficult for the Company to make payments on the notes; (ii) the ability of the Company to obtain any necessary financing in the future for working capital, capital expenditures, debt service requirements or other purposes may be limited; (iii) a substantial portion of the company's cash flow from operations, if any, must be dedicated to the payment of principal and interest on its indebtedness and other obligations and will not be available for other purposes; (iv) the Company's level of indebtedness could limit its flexibility in planning for, or reacting to changes in, its business; (v) the Company is more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and (vi) the Company's high degree of indebtedness could make it more vulnerable in the event of a downturn in its business.

     If the Company is unable to obtain additional financing sufficient to meet its obligations or fund its operations, the Company could face substantial liquidity problems and could cause defaults under other indebtedness of the Company. Such defaults could result in a default on the Notes and could delay or preclude payment of principal of, or interest on, the Notes.

NEED FOR ADDITIONAL FINANCING

     The Company will require substantial investment capital for the development and expansion of its wireless telecommunications operations, the continued funding of related operating expenses, and for the possible acquisition of additional licenses or other assets or businesses. Based on its current plan of development, management anticipates that the net proceeds of this offering and existing financial resources will be sufficient to fund the Company for the next seven months. Management believes that the Company's capital needs at the end of this seven month period will continue to be significant and that it may be necessary for the Company to continue to seek additional sources of financing. In addition, if the Company's plan of development or projections change or prove to be inaccurate, or the proceeds of this Offering, together with other existing financial resources, prove to be insufficient to fund the Company for the next four months, or if the Company completes any acquisitions, the Company may be required to seek additional financing sooner than currently anticipated. Such additional financing may take the form of public and private equity or debt offerings, sales of assets and other financing arrangements. There can be no assurance that the Company will be able to obtain any additional financing, or, if such financing is available, that the Company will be able to obtain it on acceptable terms. In the event that the Company fails to obtain additional financing, such failure could result in the modification, delay or abandonment of some or all of the Company's development and expansion plans. Any such modification, delay or abandonment is likely to have a material adverse effect on the Company's business, which could adversely affect the value of the Common Stock and the Company's ability to make principal and interest payments related to the Notes.

GOVERNMENT REGULATION; FCC LICENSES

     The telecommunication services offered by the Company are subject to varying degrees of federal, state and local regulation. The Federal Communications Commission ("FCC") exercises jurisdiction over all telecommunications services providers to the extent such services involve the provision of jurisdictionally interstate or international telecommunications, including the resale of long distance services and the provision of local access services necessary to connect callers to long distance carriers. The state regulatory commissions retain jurisdiction over services to the extent such services involve the provision of jurisdictionally intrastate telecommunications. The Company, as a provider of facilities-based local telecommunications services, files tariffs with the FCC and for some services with state authorities for domestic service on an ongoing basis. Failure to obtain state authorizations could prevent the Company from offering some of its
services or delay such offerings.   Challenges to these tariffs by third parties
could cause the Company to incur substantial legal and administrative expenses. Additionally, the Company expects that, as its business and product lines expand as regulatory initiatives favoring competition in the provision of local telecommunications services are adopted and implemented, it will offer increased intrastate services which will be subject to state regulation. In its provision of local telecommunications services, the Company currently is not subject to price-cap or rate-of-return regulation by the

FCC. The Company is, however, required to comply with all applicable local zoning and other ordinances governing the installation and operation of its wireless telecommunications services.

     Although the Company believes that it is in substantial compliance with all material laws, rules and regulations governing its operations and has obtained, or is in the process of obtaining, all authorizations, tariffs and approvals necessary and appropriate to conduct its operations, changes in existing laws and regulations, including those relating to the provision of wireless local telecommunications services via 38 GHz and/or the future granting of 38 GHz authorizations, or any failure or significant delay in obtaining necessary regulatory approvals, could have a material adverse effect on the Company. In recent periods, the FCC has increasingly looked for opportunities to raise funds for the government by auctioning portions of the radio spectrum. In addition, the FCC is considering the possibility of allocating additional portions of the radio spectrum (above and below 38 GHz) for commercial use. The FCC recently issued an order that prohibits any additional 38 GHz applications, pending conclusion of a proposed rulemaking. The Company believes that the FCC will continue to propose and/or adopt rules to auction portions of the radio spectrum available for commercial use, which may include pending or proposed applications in 38 GHz and other portions of the radio spectrum. The FCC might at the same time limit operations under existing licenses or might dismiss all pending 38 GHz applications, in order to auction the spectrum which the applicants seek.
In the event that an auction procedure is proposed, which the Company believes is currently being considered, or adopted by the FCC for granting additional authorizations in 38 GHz or other portions of the radio spectrum, changes to the existing regulations governing 38 GHz, such as stricter construction requirements, might be adopted, which could have an impact on the scope of the Company's authorizations and the operations of present and future licensees, including the Company. The Company is unable to predict the impact upon its proposed operations should some or all of these events occur, except that the failure of the Commission to grant some or all of its pending applications or actions of the FCC to restrict operations under the Company's licenses could have a material adverse effect upon the Company.

      Many of the Company's licenses will expire in March 2001. Although the Company currently anticipates that the licenses will be renewed based upon the Commission's custom and practice establishing a presumption in favor of licensees that have complied with regulatory obligations during the initial license period, there can be no assurance that all or any of the Company's licenses will be renewed upon expiration of their initial terms. In the event that the FCC does not renew one or more of the Company's licenses, the Company's business and results of operations are likely to be materially adversely affected.

     Legislation to substantially revise the Communications Act was recently enacted. The legislation establishes local exchange competition as a national policy by allowing the FCC to preempt laws that prohibit competition in the local exchange and by the establishment of uniform and fair requirements and standards for interconnection and unbundling of services. To the extent this legislation, and its successful implementation by the FCC, establish fair, cost-based, enforceable national standards of interconnection and unbundling for local exchange services, it could significantly enhance the Company's ability and the ability of the Company's customers to improve their competitive position in local exchange markets. The proposed legislation could also permit a Regional Bell Operating Company ("RBOC") to compete in the provision of inter-Local Access and Transport Area ("inter-LATA") long distance services once certain time periods have elapsed or certain competitive characteristics emerge in such RBOC's service
area.   There can be no assurance that any legislation or regulation will broaden the opportunities available to the Company or will not have a material adverse effect upon the Company and its operations.

     The value of the licenses held or acquired hereafter by the Company will depend significantly upon the success of the Company's wireless telecommunications operations and the future direction of the wireless telecommunications segment of the telecommunications industry. The value of the licenses may also be affected by fluctuations in the level of supply and demand for such licenses. Any assignment of a license or transfer of control by an entity holding a license is subject to certain restrictions and limitations relating to the identity and status of the transferee and requires prior FCC and/or state regulatory approval. These restrictions and limitations, and the regulatory approval requirements, may serve to adversely affect the value of the Company's licenses.

EMERGING MARKET; UNCERTAIN ACCEPTANCE OF 38 GHZ SERVICES

     The Company has only recently initiated efforts to market its DigiWave Access Link services to potential customers, and has received only insignificant revenues to date. The provision of wireless local telecommunications services over 38 GHz represents an emerging sector of the telecommunications industry and the demand for and acceptance of such services are uncertain. There can be no assurance that substantial markets will develop for wireless local telecommunications services delivered over 38 GHz, or that, even if such markets develop, that the Company will be able to succeed in its efforts to attract and maintain a sufficient customer base, or that it will be able to operate profitably given the price competition that is common in the market for telecommunications services.

NEW SERVICES AND TECHNOLOGICAL CHANGE

     The telecommunications industry has been characterized by rapid technological change, frequent new service introductions and evolving industry standards. The Company expects these changes to continue, and believes that its future success will depend on its ability to anticipate or adapt to such changes and to offer new services or enhancements to existing services that meet these evolving industry standards. There can be no assurance that existing or proposed technology or service introductions, or technology or services developed and implemented in the future, will not render 38 GHz-based telecommunications services less profitable or obsolete. There can be no assurance that the Company will have sufficient resources to develop or acquire new technologies or to introduce new services that could compete with future technologies or service offerings or that equipment held by the Company in inventory will not be rendered less valuable or obsolete.

COMPETITION

     The market for telecommunications services is characterized by substantial competition. Although the Company was formed in 1993, it has just recently begun to market its wireless telecommunications services to potential customers and is currently providing wireless services to a very limited number of customers. Many of the Company's competitors have long-standing relationships with customers and suppliers, industries, greater name recognition and significantly greater financial, technical and marketing resources than the Company. As a result, these competitors may be able to more quickly develop and exploit new or emerging technologies, adapt to changes in customer requirements, or devote greater resources to the marketing of their services than the Company. Furthermore, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties to increase their ability to address the telecommunications needs of the Company's existing and prospective customers. In each area in which the Company is authorized or may be authorized under the licenses to provide services, the Company's services compete with those offered by the LECs, such as the Regional Bell Operating Companies. The LECs have long-standing relationships with their customers, have the potential to subsidize competitive services with revenues from a variety of businesses, and benefit from existing state and federal policies and regulations that currently favor the LECs over the Company in certain respects.

     While certain regulatory decisions have provided increased business opportunities for CAPs and other telecommunications providers such as the Company, these same decisions have given the LECs flexibility to decrease prices of their competitive services such as local access charges paid by long distance carriers utilizing the LECs' local networks. Regulatory decisions affording the LECs increased pricing flexibility or other regulatory relief or benefits also could have a material adverse effect on the Company. Further, as competition increases in the local telecommunications market, pricing competition and pressures could significantly increase. In September 1995, the FCC announced proposals that, if adopted, would significantly lessen the regulation of LECs that are subject to competition in their service areas and would provide such LECs with greater pricing flexibility. If the LECs lower their rates, CAPs and other telecommunications providers such as the Company may be forced by market conditions to charge less for their services in order to compete. Any such price reduction could have a material adverse effect on the Company's results of operations.

     In addition to competition from the LECs, the Company also faces competition from at least one fiber optic-based CAP in most of the markets in which it offers services. The Company also may face competition from new market entrants, including CAPs which deliver services over fiber optic- and copper-based networks, as well as competitors offering wireless telecommunications services, including leading telecommunications companies and other entities which hold or have applied for licenses in the 38 GHz band in many larger metropolitan areas or which may purchase such licenses from others. The granting of additional licenses by the FCC in the 38 GHz band, or other portions of the spectrum which have characteristics that would allow the provision of services similar to those provided by the Company, would result in increased competition. The Company also may face competition from cable television companies, electric utilities, LECs operating outside their current local service areas and long distance carriers in the provision of local telecommunications services. The great majority of these entities provide transmission services primarily over fiber optic-, copper-based or microwave networks, which, unlike the Company's DigiWave Access Link services, enjoy proven market acceptance for the carriage of telecommunications traffic. The consolidation of telecommunications companies and the formation of strategic alliances within the telecommunications industry, as well as the development of new technologies, could give rise to significant new competitors to the Company. There can be no assurance that the Company will be able to compete effectively in any of its markets.

RELIANCE ON SUPPLIERS AND EQUIPMENT PERFORMANCE

     The Company currently purchases all of its 38 GHz wireless telecommunications equipment from a single supplier. Any reduction or interruption in supply from this supplier could have a material adverse effect on the Company until alternative supply sources are established. To date, the Company has not experienced any delays in obtaining the necessary equipment. The Company does not manufacture, nor does it have the capability to manufacture, any of the telecommunications equipment necessary to provide its wireless telecommunications services. Although there are several other manufacturers who have, or are developing, equipment that would meet the Company's requirements, there can be no assurance that such equipment would be available to the Company on terms similar or more favorable to those included in its arrangements with its current supplier.

TECHNOLOGICAL LIMITATIONS: LINE OF SIGHT; ROOF RIGHTS; RAIN ATTENUATION

     Wireless telecommunications services over 38 GHz require a line of sight between two transceivers comprising a link, with a maximum distance between any two corresponding transceivers generally of five miles or less (depending on weather conditions). This line of sight condition generally can be met by careful network engineering, some locations may require intermediate transceivers, which will increase the cost of the service and might make a particular path uneconomical to provide. Similarly, the distance limitation generally will not affect a local distribution service and can be overcome by adding intermediate links or using lower frequencies. However, use of lower frequency microwave for longer paths might create delays of several months in providing services. Wireless links at 38 GHz also are subject to outages in severe rain conditions. The length and severity of these outages can be reduced, and in many cases eliminated, by the use of shorter paths, route diversity or "hot standby" equipment. Each of these solutions, however, increases the cost of the providing of the service and might make the providing of service in a
given instance uneconomical.   The establishment of wireless services also
generally requires access to roofs or other structures to allow the Company to
install its transceivers and antennas.   In order to obtain the necessary access
the Company generally must secure "roof rights" from the owners of each building or other structure upon which its equipment will be placed. There can be no assurance that the Company will be successful in obtaining the roof rights necessary to establish its DigiWave Access Link services in its potential markets, or that delays in obtaining such rights would not have a material adverse effect on the Company's development of a wireless network.

MANAGEMENT OF GROWTH

     The Company is currently pursuing and experiencing a period of rapid growth that has placed, and may continue to place, a significant strain on its managerial, operational and financial resources. The Company's success will depend on its ability to manage growth effectively and to enhance its operational and financial control and information systems, and on its ability to attract, assimilate and retain additional qualified personnel necessitated by the Company's growth. Failure by the Company to meet the demands of and to manage expansion of its business and operations could have a material adverse effect on the Company's business.

DEPENDENCE ON KEY EMPLOYEES

     The Company's success is substantially dependent on Vernon Fotheringham and Steven Comrie, its Chairman and President, the loss of one or more of whom could have a material adverse effect on the Company. The future success of the Company will also depend in large part on its ability to attract and retain talented and qualified employees. Competition in the recruitment of highly-qualified personnel in the telecommunications industry is intense. There can be no assurance that the Company can retain its key employees or that it can attract, assimilate and retain qualified personnel in the future.

CONCENTRATION OF SHARE OWNERSHIP; CONTROL BY LANDOVER HOLDINGS CORPORATION; STOCKHOLDERS AGREEMENT

     Landover Holdings Corporation and its affiliates, as a group, will beneficially own approximately 50.1% of the Company's outstanding Common Stock, and, under the terms of the Stockholders Agreement, can designate a majority of the directors of the Company. As a result, these stockholders will be able to exercise significant influence over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. In addition, this concentration of ownership may have the effect of delaying or preventing a change in control of the Company. On February 1, 1995, Laurence Zimmerman, who controls Landover Holdings Corporation, consented to entry of an order of the SEC, without admitting or denying the matters referred to therein, providing that he was barred through February 1, 1996 from association with any broker, dealer, municipal securities dealer, investment company or investment adviser. The order relates to alleged violations of
Section 17(a) of the Securities Act, Section 10(b) and 15 (c)(1) of the Securities Exchange Act of 1934 and Rules 10b-5 and 15c1-2 thereunder arising out of actions allegedly done by Mr. Zimmerman in 1986, when he was 26 years old and a broker for Breuer Capital, in connection with trading and selling shares of Balchem Corporation.

LACK OF PUBLIC TRADING MARKET; DETERMINATION OF OFFERING PRICE

     Prior to this offering, there has been no public market for the Company's Securities. The exercise price of the Warrants has been determined solely by the Board of Directors of the Company.

EFFECT OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS

     As of February 9, 1996, there are outstanding options, warrants, rights and other convertible securities with respect to an aggregate of 1,929,368 shares of Common Stock at per-share exercise prices ranging from $.001 to $1.652. The exercise of outstanding stock options, warrants, rights and other convertible securities will dilute the percentage ownership of the holders of the Company's Common Stock.

ABSENCE OF DIVIDENDS ON COMMON STOCK

     The Company has not paid and does not anticipate paying any cash dividends on its Common Stock in the foreseeable future, but instead intends to retain its capital for use in the Company's growth and ongoing operations.

PUT/CALL

     Ameritech Development Corporation has the right, commencing February 2, 1997, to put its Series F Preferred Stock to the Company for $2,500,000 in the event the Company fails to enter into a proposed strategic distribution agreement with Ameritech Corp. by May 3, 1996. Exercise of such put may adversely affect the Company's ability to repay the Notes.

ANTITAKEOVER PROVISIONS; POSSIBLE FUTURE ISSUANCES OF  PREFERRED STOCK

     The Certificate of Incorporation of the Company allows the Board of Directors to issue up to 10,000,000 shares of Preferred Stock and fix the rights, privileges and preferences of those shares without any further vote or action by the shareholders. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. While the Company has no present intention to issue additional shares of Preferred Stock, any such issuance could be used to discourage, delay or make more difficult a change in control of the Company.

RANKING OF NOTES AS UNSECURED OBLIGATIONS

     The Notes are not secured by any of the assets of the Company and are general unsecured obligations of the Company. The Company and its subsidiaries are permitted to incur a substantial amount of secured indebtedness. In the event of any distribution or payment of the assets of the Company in any foreclosure, dissolution, winding-up, liquidation or reorganization, holders of secured indebtedness will have a secured prior claim to the assets of the Company which constitute their collateral. In the event of a bankruptcy, liquidation or reorganization of the Company, holders of the Notes will participate ratably with all holders of indebtedness of the Company which is unsecured and all other general creditors of the Company, based upon the respective amounts owed to each holder or creditor in the remaining assets of the Company, and there may not be sufficient assets to pay amounts due on the Notes.

ORIGINAL ISSUE DISCOUNT

     The Notes will be issued in a Unit with Warrants which may result in a deemed original issue discount on the Notes from their principal amount at maturity. Consequently, purchasers of Notes may be required to include amounts in gross income for federal income tax purposes in advance of receipt of the cash payments to which the income is attributable.

MERGER

  The Company and ART Corp. plan to merge, subject only to FCC approval of the Merger; however, while management believes that such approval will be obtained, there can be no assurance that the Merger will be approved. Until the Merger is approved, the Company will continue to be able to operate its business, using the wireless licenses owned by ART Corp., under the Services Agreement. If the Merger is not approved by May 13, 1997, ART Corp. will surrender all its shares of Company Common Stock to the Company, and the Company and ART Corp. will revise the terms of the Services Agreement to provide that (i) the term thereof will be extended to 40 years, (ii) ART Corp. will receive, in the event of any dividends paid by the Company to its stockholders, an amount equal to the percentage share of the Company on that date that the ART Corp. stockholders would have received in the Merger of such aggregate dividends, (iii) ART Corp. would have a right of co-sale, subject to FCC approval, in accordance with such percentage share in the event of any merger or sale of substantial assets by the Company and (iv) in the event the Company agrees to merge into another entity or to sell substantially all its assets to another entity, ART Corp. shall, upon the request of the Company, use its best efforts, subject to FCC approval, to merge into such entity or sell substantially all its assets to such entity for aggregate consideration equal to such percentage share of the aggregate consideration to be paid for ART Corp. and the Company in such transaction.